UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2025

TELOMIR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41952	87-2606031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 SE 2nd St, Suite 2000, #1009

Miami, Florida

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 396-6723

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	TELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Telomir Pharmaceuticals Demonstrates Telomir-1 Reverses Key Drivers of Cellular Decline in Human Cell Lines Supporting Therapeutic Potential in Autism and Spasmodic Dysphonia

Telomir Pharmaceuticals, Inc. (NASDAQ:TELO) (“Telomir”), a leader in age-reversal science, today announced new preclinical data showing that its lead oral drug candidate, Telomir-1, reverses multiple hallmarks of cellular decline across several human cell lines. The findings include improved mitochondrial activity, reduced oxidative stress, restored calcium balance, and protection from toxic metal effects—offering a mechanistic foundation for the Company’s new research initiatives in autism spectrum disorder (ASD) and spasmodic dysphonia (SD).

The in vitro studies, conducted in collaboration with SmartAssays, demonstrated Telomir-1’s ability to:

●	Improve cell viability under stress, particularly in dividing cell populations.
Maintaining cell survival is critical for tissue repair, immune defense, and slowing the progression of degenerative conditions.
●	Boost mitochondrial function, indicating stronger energy production.
Healthy mitochondria are essential for powering cells and preventing energy loss that drives aging and diseases like Alzheimer’s, Parkinson’s, and autism.
●	Reduce reactive oxygen species (ROS), limiting oxidative damage.
Excess ROS contributes to DNA damage, inflammation, neurodegeneration and cell death, all of which accelerate aging and chronic diseases.
●	Restore calcium signaling, helping maintain healthy cellular functions and communication.
Disrupted calcium balance impairs brain, muscle, and heart function and is a known trigger of cellular death and neurodegeneration.
●	Protect cells from metal-induced toxicity, including iron and copper—both linked to ROS formation, calcium dysregulation and accelerated cellular aging and death.
Iron and copper accumulation drive oxidative stress and mitochondrial failure.

These results suggest that Telomir-1 may address fundamental cellular stress mechanisms associated with aging and chronic disease.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOMIR PHARMACUTICALS, INC.

Dated: May 7, 2025	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer